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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 28, 2001


                                   ALCOA INC.
                                  -----------

             (Exact name of Registrant as specified in its charter)




        Pennsylvania                  1-3610                  25-0317820
        ------------                  ------                  ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)         Identification Number)




201 Isabella Street, Pittsburgh, Pennsylvania                15212-5858
---------------------------------------------                ----------
  (Address of Principal Executive Offices)                   (Zip Code)



                 Office of Investor Relations      212-836-2674
                 Office of the Secretary           412-553-4707
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.    OTHER EVENTS.

     On November 28, 2001, Alcoa Inc. (Alcoa) sent a letter to Hugh Morgan, Managing Director and Chief Executive Officer of WMC Limited (WMC). A copy of the letter is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

     Also filed herewith as Exhibits 99.2 - 99.6 and incorporated herein by reference are the following documents relating to the existing alliance between Alcoa and WMC known as Alcoa World Alumina and Chemicals (AWAC):

     .    Alcoa's Summary of the Key Terms of the AWAC Agreements;

     .    the following AWAC agreements:

          1.   Charter of the Strategic Council

               . Purpose of the AWAC Alliance, including coordination of Legal Entities through Alcoa's Industrial Leadership and Representation on certain Boards
               . Strategic Council - Formation, Composition, Meetings and Decision-Making o Scope of the AWAC Alliance and New Businesses o Information o Equity Calls o Leveraging and Dividend Policies o Dispute Resolution

          2. Amended and Restated Limited Liability Company Agreement of Alcoa Alumina & Chemicals, L.L.C. dated as of December 31, 1994

               .    Scope and Capitalization
               .    The Members - Meetings and Decisions
               .    The Board of Representatives - Composition, Meetings and
                    Decisions
               .    Officers and other Personnel
               .    Transfer Restrictions o Leveraging, Distributions and
                    Allocations of Profits and Losses o Term and Dissolution o
                    Dispute Resolution

          3. Shareholders Agreement dated May 10, 1996 between Alcoa International Holdings Company and WMC Limited;

               .    Definitions
               .    Nomination of Directors
               .    Joint Shareholder Decisions
               .    Leveraging and Dividend Policy
               .    Transfer Restrictions
               .    Dispute Resolution


          4.   Side letter of May 16, 1995 clarifying transfer restrictions



                                       2

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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits

          99.1 Letter dated November 28, 2001 from Alcoa Inc. to Hugh Morgan, Managing Director and Chief Executive Officer of WMC Limited

          99.2  Alcoa's Summary of the Key Terms of the AWAC Agreements

          99.3  Charter of the Strategic Council

          99.4 Amended and Restated Limited Liability Company Agreement of Alcoa Alumina & Chemicals, L.L.C. dated as of December 31, 1994

          99.5 Shareholders Agreement dated May 10, 1996 between Alcoa International Holdings Company and WMC Limited

          99.6  Side Letter of May 16, 1995 clarifying transfer restrictions



                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALCOA INC.

                                      By:  /s/ Lawrence R. Purtell
                                           -------------------------------------
                                           Lawrence R. Purtell
                                           Executive Vice President and
                                           General Counsel

Dated:  November 28, 2001




                                       4

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                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------

  99.1 Letter dated November 28, 2001 from Alcoa Inc. to Hugh Morgan, Managing Director and Chief Executive Officer of WMC Limited

  99.2         Alcoa's Summary of the Key Terms of the AWAC Agreements

  99.3         Charter of the Strategic Council

  99.4 Amended and Restated Limited Liability Company Agreement of Alcoa Alumina & Chemicals, L.L.C. dated as of December 31, 1994

  99.5 Shareholders Agreement dated May 10, 1996 between Alcoa International Holdings Company and WMC Limited

  99.6         Side Letter of May 16, 1995 clarifying transfer restrictions







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